UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 19, 2008

(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809

(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated June 24, 2008, entitled “Darden Restaurants Reports Fourth Quarter and Annual Diluted Net Earnings Per Share; Announces Quarterly Dividend of 20 Cents Per Share; Discusses Fiscal 2009 Financial Outlook,” a copy of which is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RARE Hospitality International, Inc. (“RARE”), which the Company acquired on October 1, 2007, is the sponsor of the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan (“RARE Plan”). The RARE Plan has not been approved by Darden’s shareholders, but was approved by the shareholders of RARE on May 8, 2007. The RARE Plan is now administered by the Compensation Committee of the Company’s Board of Directors, and provides for the issuance of Company common stock in connection with awards of non-qualified stock options, incentive stock options, restricted stock and restricted stock units. The RARE Plan is designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, regarding the deductibility of executive compensation. The exercise price of stock options shall be determined by the Compensation Committee, but shall not be less than the fair market value of a share of Company common stock as of the grant date. No new awards may be granted under the RARE Plan after May 10, 2014, but the plan will remain in effect as long as any awards under the plan are outstanding. The RARE Plan allows the Compensation Committee to specify the terms and conditions of the awards.

The Company’s Compensation Committee amended the RARE Plan on June 19, 2008 to provide a “fungible share pool” approach to account for authorized shares under the RARE Plan. If an award under the RARE Plan entitles the holder to receive or purchase shares of Company common stock, the shares covered by such award or to which the award relates shall be counted against the aggregate number of shares available for awards under the RARE Plan as follows:

•	with respect to stock options, the number of shares available for awards will be reduced by one share for each share covered by such award or to which the award relates; and

•

with respect to awards that are granted on or after June 19, 2008, other than options, the number of shares available for awards will be reduced by two shares for each share covered by such award or to which such award relates.

Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash shall not be counted against the aggregate number of shares available for awards under the RARE Plan.

If any shares covered by an award under the RARE Plan or to which an award relates are not purchased or are forfeited or are reacquired by the Company (including shares of restricted stock, whether or not dividends have been paid on such shares), or if an award otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted pursuant to the RARE Plan against the aggregate number of shares available under the RARE Plan with respect to such award, to the extent of any such forfeiture, reacquisition, termination or cancellation, will again be available for granting awards under the RARE Plan. The RARE Plan does not provide, however, for “net share counting,” so that shares that are used to pay the exercise price of a stock option or withheld upon the exercise of a stock option to satisfy tax withholding obligations will not be added to the number of shares available for granting awards under the RARE Plan.

A copy of the RARE Plan as amended June 19, 2008 is filed as Exhibit 10(a) to this Current Report on Form 8-K, and copies of the forms of non-qualified stock option and restricted stock award agreements under the RARE Plan are filed as Exhibits 10(b) and 10(c), respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing summaries of those documents are qualified in their entirely by reference to the full text of those documents.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
*10(a)	RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan, as amended.

*10(b)	Form of Non-Qualified Stock Option Award Agreement under the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan, as amended.

*10(c)	Form of Restricted Stock Award Agreement under the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan, as amended.

99	Press Release dated June 24, 2008, entitled “Darden Restaurants Reports Fourth Quarter and Annual Diluted Net Earnings Per Share; Announces Quarterly Dividend of 20 Cents Per Share; Discusses Fiscal 2009 Financial Outlook.”

*	Items marked with an asterisk are management contracts or compensatory plans or arrangements required to be filed as an exhibit pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Paula J. Shives
Paula J. Shives Senior Vice President, General Counsel and Secretary

Date: June 24, 2008

EXHIBIT INDEX

Exhibit Number	Description
*10(a)	RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan, as amended.

*10(b)	Form of Non-Qualified Stock Option Award Agreement under the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan, as amended.

*10(c)	Form of Restricted Stock Award Agreement under the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan, as amended.

99	Press Release dated June 24, 2008, entitled “Darden Restaurants Reports Fourth Quarter and Annual Diluted Net Earnings Per Share; Announces Quarterly Dividend of 20 Cents Per Share; Discusses Fiscal 2009 Financial Outlook.”

*	Items marked with an asterisk are management contracts or compensatory plans or arrangements required to be filed as an exhibit pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

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